UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 5, 2013

(Date of Report (Date of earliest event reported))

Delta Tucker Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-173746	27-2525959
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3190 Fairview Park Drive, Suite 700, Falls Church, Virginia 22042

(571) 722-0210

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

DynCorp International Inc. (“DynCorp International”), a wholly owned subsidiary of Delta Tucker Holdings, Inc. (“Holdings” and together with DynCorp International, the “Company”), is currently in the process of seeking certain amendments to its Credit Agreement, dated as of July 7, 2010 (as amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among DynCorp International, Holdings, the subsidiary guarantors party thereto, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent. There can be no assurances that the Company will be able to amend the Credit Agreement on the terms it is seeking or at all.

In connection with the Company’s efforts to amend the Credit Agreement, the Company will make a presentation to the lenders under the Credit Agreement on June 5, 2013. In its presentation to lenders, the Company will disclose that it is reaffirming its 2013 guidance previously disclosed on the quarterly investor conference call held on May 13, 2013 and that the Company voluntarily intends to make $50.0 million of term loan prepayments under the Credit Agreement during the remainder of 2013.

The 2013 guidance and prepayment information disclosed above constitutes forward-looking statements and is based on management’s current expectations. These forward-looking statements regarding future events and the Company’s future results are subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995 under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). The Company cautions that these statements are further qualified by important economic, competitive, governmental, international and technological factors that could cause its business, strategy, projections or actual results or events to differ materially, or otherwise, from those in the forward-looking statements covered in the Company’s business strategy and risk factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on March 27, 2013, and other risks detailed from time to time in the Company’s reports filed with the SEC and other risks detailed from time to time in the Company’s reports posted to its website or made available publicly through other means. Accordingly, such forward-looking statements do not purport to be predictions of future events or circumstances and therefore, there can be no assurance that any forward-looking statements contained herein will prove to be accurate. The Company assumes no obligation to update the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The Company’s actual results could differ materially from those contained in the forward-looking statements.

Pursuant to General Instruction B-2 of Form 8-K and Securities and Exchange Commission (“SEC”) Release No. 33-8176, the information contained under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed to be incorporated by reference into any of the Companies’ filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2013	DELTA TUCKER HOLDINGS, INC.

/s/ William T. Kansky
William T. Kansky
Senior Vice President and Chief Financial Officer